Third Quarter 2020 Earnings Conference Call October 28, 2020 Proprietary and Confidential

Safe Harbor and Non-GAAP Financial Measures Note Regarding Forward-Looking Statements: Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our forecast, outlook, expectations regarding market trends and economic environment; impact of the COVID-19 pandemic on earnings, depreciation, commercial rental demand, and automotive production; residual values and depreciation expense; fleet growth; used vehicle inventory; rental demand and utilization; adjusted return on equity, operating revenue growth, free cash flow, capital expenditures; leverage; the impact and adequacy of steps we have taken to address our cost structure and improve returns; our ability to achieve our long-term return on equity target; and our ability to successfully implement our maintenance cost-savings initiatives, capital allocation strategy, and asset management strategy to right size our fleet; and timing for resumption of the anti-dilutive share repurchase program. Our forward-looking statements also include our estimates of the impact of our changes to residual value estimates on earnings and depreciation expense. The expected impact of the change in residual value estimates is based on our current assessment of the residual values and useful lives of revenue-earning equipment based on multi-year trends and our outlook for the expected near-term used vehicle market. Our assessment is subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results related to vehicle residual values to materially differ from estimates include, but are not limited to, changes in supply and demand, competitor pricing, regulatory requirements, driver shortages, requirements and preferences, as well as changes in underlying assumption factors. All of our forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the duration and severity of the COVID-19 pandemic and governmental responses thereto, our ability to adapt to changing market conditions and secular growth trends, lower than expected contractual sales, decreases in commercial rental demand or utilization or poor acceptance of rental pricing, worsening of market demand for or excess supply of used vehicles impacting current and/or estimated pricing and our anticipated proportion of retail versus wholesale sales, lack of customer demand for our services, higher than expected maintenance costs, lower than expected benefits from our cost savings initiatives, lower than expected benefits from our sales, marketing and new product initiatives, higher than expected costs related to our ERP implementation, setbacks or uncertainty in the economic market or in our ability to grow and retain profitable customer accounts, implementation or enforcement of regulations, decreases in freight demand or volumes, used vehicle inventory levels, poor operational execution including with respect to new accounts and product launches, our difficulty in obtaining adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, business interruptions or expenditures due to labor disputes, severe weather or natural occurrences, competition from other service providers and new entrants, lower than anticipated customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, higher than expected bad debt reserves or write-offs, changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, higher than expected reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, impact of changes in our residual value estimates and accounting policies (including our depreciation policy), the sudden or unusual changes in fuel prices, unanticipated currency exchange rate fluctuations, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Note Regarding Non-GAAP Financial Measures: This news release includes certain non-GAAP financial measures as defined under SEC rules, including: Comparable Earnings Measures, including comparable earnings from continuing operations; comparable earnings per share from continuing operations; comparable earnings before income tax; comparable earnings before interest, income tax, depreciation and amortization for Ryder and its business segments; and comparable tax rate. Additionally, our adjusted return on equity (ROE), adjusted return on capital (ROC) and adjusted return on capital spread (ROC spread) measures are calculated based on adjusted earnings items. Operating Revenue Measures, including operating revenue for Ryder and its business segments, and segment EBT as a percentage of operating revenue. Cash Flow Measures, including total cash generated and free cash flow. Refer to Appendix - Non-GAAP Financial Measures for reconciliations of the non-GAAP financial measures contained in this presentation to the nearest GAAP measure. Additional information regarding non-GAAP financial measures as required by Regulation G and Item 10(e) of Regulation S-K can be found in our most recent Form 10-K, Form 10-Q, and our Form 8-K filed with the SEC as of the date of this presentation, which are available at http://investors.ryder.com. All amounts subsequent to January 1, 2017 have been recast to reflect the impact of the lease accounting standard, ASU 2016-02, Leases. Amounts throughout the presentation may not be additive due to rounding. © 2020 Ryder System, Inc. 2 All Rights Reserved

Contents • Third Quarter 2020 Results Overview • Outlook • Actions to Achieve ROE Target • Q & A © 2020 Ryder System, Inc. 3 All Rights Reserved

3rd Quarter Results Overview • Total revenue decreased 3% and operating revenue was unchanged vs. prior year • Earnings per diluted share from continuing operations was $0.85 vs. a loss of $(1.75) in 3Q19 • Comparable earnings per share from continuing operations was $1.21 vs. a loss of $(1.49) in 3Q19 – Results reflect year-over-year earnings benefit of $108M resulting from a declining depreciation expense impact related to vehicle residual value estimate changes in 2019 and 2020 and higher gains on the sale of used vehicles, net – Higher Supply Chain Solutions (SCS) earnings and improved ChoiceLeaseTM (lease) performance also contributed to increased results © 2020 Ryder System, Inc. 4 All Rights Reserved

Key Financial Statistics © 2020 Ryder System, Inc. 5 All Rights Reserved

3rd Quarter Results Overview – FMS

- Fleet Management Solutions (FMS) total revenue down 7% and FMS operating revenue down 3%
  - Lower commercial rental revenue (down 16%) partially offset by higher ChoiceLease revenue (up 2%)

- FMS earnings before tax (EBT) increased to $16M from a loss of $(109)M in the prior year, primarily reflects a declining depreciation expense impact related to prior residual value estimate changes
  - Declining depreciation expense impact related to prior residual value estimate changes and higher gains on used vehicle sales resulted in a $108 million year-over-year earnings benefit
  - Earnings also benefited from higher pricing on lease vehicles reflecting pricing initiatives and lower maintenance costs partly due to cost-savings initiative
  - Commercial rental results negatively impacted earnings, but demand and utilization improved sequentially and throughout the quarter

- FMS EBT percent of FMS total revenue and FMS operating revenue were 1.2% and 1.4%, respectively
  - FMS EBT percent of FMS operating revenue is below the company's high single-digit long-term target, reflecting depreciation from prior residual value estimate changes and lower commercial rental performance

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3rd Quarter Used Vehicle Sales Update – FMS • Sold a record 8,800 used vehicles during the third quarter, up 66% from the prior year and up 40% sequentially • Used vehicle inventory was 10,700 at quarter end, up from 7,300 in the prior year and down by 3,300 vehicles sequentially – Expect year-end inventory within 7,000 - 9,000 vehicle target range • Proceeds per unit were down 11% for tractors and up 1% for trucks in the third quarter compared with prior year – Globally, proceeds per unit were up 14% for tractors and up 8% for trucks sequentially, reflecting improved market conditions – In the U.S., proceeds per unit were up 9% for both tractors and trucks sequentially © 2020 Ryder System, Inc. 7 All Rights Reserved

3rd Quarter Results Overview – SCS • Supply Chain Solutions (SCS) total revenue up 11% and operating revenue up 9% – SCS total and operating revenue increased primarily due to new business, higher volumes and increased pricing – Higher volumes partly due to increased automotive production support following recent shutdowns and COVID-related freight increases in CPG and Ryder Last Mile • SCS earnings before tax (EBT) increased 67% to $58M due to new business, higher pricing and improved operating performance • SCS EBT percent of SCS total revenue and SCS operating revenue were 8.4% and 11.8%, respectively – SCS EBT percent of SCS operating revenue is above the company's long-term target range of high single-digits © 2020 Ryder System, Inc. 8 All Rights Reserved

3rd Quarter Results Overview – DTS • Dedicated Transportation Solutions (DTS) total revenue down 17% and DTS operating revenue down 6% – DTS total and operating revenue decreased due to non-renewed business and lower volumes • DTS earnings before tax (EBT) increased 34% to $25M due to declining impact from change in residual value estimates for vehicles used by DTS, a one-time benefit from a customer contract termination and improved operating performance • DTS EBT percent of DTS total revenue and DTS operating revenue were 8.3% and 10.6%, respectively – DTS EBT percent of DTS operating revenue is above the company's long-term target range of high single-digits © 2020 Ryder System, Inc. 9 All Rights Reserved

Capital Expenditures ($ Millions) Year-to-Date Expected range for FY20 gross capital expenditures is $1.0 - $1.1B, below prior forecast of $1.0 to $1.3B, resulting in expected free cash flow of $1.4 to $1.5B in 2020, above prior year negative free cash flow of ($1.1B) Note: Amounts may not be additive due to rounding. © 2020 Ryder System, Inc. 10 All Rights Reserved

Cash Flow and Leverage Year-to-Date ($ Millions) A higher than normal cash balance and a pension equity charge increased the debt to equity ratio by approximately 25 percentage points and 10 percentage points, respectively (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Target debt to equity range is 250 - 300%. Note: Amounts may not be additive due to rounding. © 2020 Ryder System, Inc. 11 All Rights Reserved

Contents • Third Quarter 2020 Results Overview • Outlook • Actions to Achieve ROE Target • Q & A © 2020 Ryder System, Inc. 12 All Rights Reserved

Fourth Quarter Outlook • Anticipate SCS and DTS returns to moderate from 3Q reflecting seasonality and lower COVID-related activity; EBT as % of operating revenue for SCS and DTS expected to be within long-term target range for full year • Special recognition and retention bonus for front-line employees will result in one-time expense of ~$30M in 4Q20 • Expect lease fleet to continue to decline, however pricing expected to be higher reflecting pricing initiative • Declining depreciation expense impact from prior residual value estimate changes expected to benefit results • Return improvements in rental expected to accelerate in 4Q due to higher demand and improved utilization • Record free cash flow of $1.4 - $1.5B expected in FY20 • Anti-dilutive share repurchase activity planned to resume in 4Q20 © 2020 Ryder System, Inc. 13 All Rights Reserved

Contents • Third Quarter 2020 Results Overview • Outlook • Actions to Achieve ROE Target • Q & A © 2020 Ryder System, Inc. 14 All Rights Reserved

Long Term Financial Model Our primary financial target relates to Return on Equity Adjusted Return on Equity Interim target 11% Long-term target over the cycle 15% Component drivers to achieve ROE target include: Operating Revenue Growth Fleet Management Mid Single Digit Supply Chain & Dedicated High Single Digit EBT as % of Operating Revenue All Segments High Single Digit Leverage (Debt-to-Equity) 250 - 300% In order to achieve a long-term ROE target over the cycle, we are pursuing segment revenue and profitability targets as set forth above over the long-term. Our long-term leverage goal is also set forth above. These targets are based on management’s current estimates and expectations over the long-term and are subject to change. © 2020 Ryder System, Inc. 15 All Rights Reserved

Key Drivers To Reach ROE Target [1]



ROE 2Q20
(10%)
1
Impact of 2019 & 2020 Depreciation Changes
Declines sequentially
2
Rental
Cyclical improvement in demand and utilization
3
ChoiceLease Pricing
Initiatives to improve lease returns
4
Maintenance/ Cost Initiatives
Driven by strategic cost initiatives
5
SCS/DTS Growth
Leverage secular growth trends
Target 15%

Diminishing impact from 2019 and 2020 residual value estimate changes and rental recovery expected to contribute substantially to improving ROE. Management has identified and is implementing additional actions designed to achieve ROE target.

(1) The key drivers listed above are the assumptions underlying our ability to achieve the long-term ROE target,. Ryder's ability to achieve these drivers is subject to a number of risks and uncertainties including those listed herein and in the "Note Regarding Forward-Looking Statements". Ryder's ROE is expected to benefit over the long-term assuming (i) the material impacts of the residual value estimate changes have passed and there are no further residual value estimate changes and (ii) commercial rental experiences cyclical improvement in demand and utilization. The assumptions and estimates with respect to residual value estimates are based on management's view in light of current and anticipated market conditions among other factors as described in our SEC filings. Management's expectations of cyclical improvement in commercial rental demand and utilization over the long-term is based on historical trends and management's outlook. If rental conditions do not recover as anticipated, this may have a material negative impact on our earnings and financial results and may adversely affect our ability to reach these targets.

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Progress on Actions to Achieve ROE Target 1 Impact of Depreciation Changes / Cyclical Upturn in Used Vehicle Sales • Declining impact from residual value estimate changes, assuming no additional residual value changes • Improving used vehicle market conditions • Continuing to expand retail sales capacity and invest in online sales capabilities 2 Cyclical Improvement in Rental Demand and Utilization • Fleet size aligned with demand environment • 4Q20 utilization expected to be in line with prior year 3 ChoiceLease Pricing Initiatives • Benefiting from implementation of price increases • Using data analytics to refine and enhance portfolio pricing optimization 17 Proprietary and Confidential

Progress on Actions to Achieve ROE Target

4

Maintenance Cost Initiative & Other Cost Actions

- On target for 2020 expected annual savings from $100M multi-year maintenance cost savings initiative
  - $30M savings expected in 2020; $50M+ savings achieved program to date
- Implemented costs reductions in July – estimated annual savings of $50M
- Recent cost actions taken to curtail future benefits for participants previously exempt from actions to freeze pension plans – estimated 2021 benefit of $6M
- Discontinued lease liability extension program in 1Q20

5

Accelerated Growth in SCS/DTS

- Increased sales leads and ryder.com activity following 3Q brand awareness campaign
- Strong volume and sales activity at Ryder Last Mile driven by accelerating e-commerce trends
- Launched RyderShare visibility and collaboration platform in 2Q
- Expanded e-fulfillment capacity and capabilities

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Contents • Third Quarter 2020 Results Overview • Outlook • Actions to Achieve ROE Target • Q & A © 2020 Ryder System, Inc. 19 All Rights Reserved

Q&A © 2020 Ryder System, Inc. 20 All Rights Reserved

Appendix Segment Comparable EBITDA ChoiceLease Fleet Count - Active Fleet Key Financial Statistics - YTD Business Segment Detail Central Support Services Balance Sheet Asset Management Non-GAAP Financial Measures & Reconciliations © 2020 Ryder System, Inc. 21 All Rights Reserved

Comparable Segment EBITDA Third Quarter ($ Millions) 3Q20 FMS SCS DTS CSS/ELIMS Net segment earnings $ 18 $ 43 $ 20 $ (36) Income taxes (2) 15 4 (8) Non-operating pension costs (1) — — — 7 Other items impacting comparability (1) — — — 16 EBT 16 58 25 (21) Interest expense / (income) 63 — (1) — Depreciation 483 10 1 2 Losses from used vehicle fair value adjustments 2 — — — Amortization 1 1 — — Comparable Segment EBITDA $ 565 $ 70 $ 25 $ (19) 3Q19 FMS SCS DTS CSS/ELIMS Net segment earnings $ (83) $ 25 $ 14 $ (48) Income taxes (25) 9 4 12 Non-operating pension costs (1) — — — 7 Other items impacting comparability (1) — — — 11 EBT (109) 35 19 (18) Interest expense / (income) 63 — (1) — Depreciation 560 11 1 3 Losses from used vehicle fair value adjustments 26 — — — Amortization 1 1 — — Comparable Segment EBITDA $ 541 $ 47 $ 19 $ (14) Note: Amounts may not be additive due to rounding. (1) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. © 2020 Ryder System, Inc. 22 All Rights Reserved

Comparable Segment EBITDA Year-to-Date ($ Millions) 2020 YTD FMS SCS DTS CSS/ELIMS Net segment earnings $ (165) $ 94 $ 47 $ (113) Income taxes (37) 32 11 (22) Non-operating pension costs (1) — — — 9 Other items impacting comparability (1) — — — 67 EBT (202) 126 58 (59) Interest expense / (income) 195 — (2) — Depreciation 1,518 28 2 4 Losses from used vehicle fair value adjustments 34 — — — Amortization 2 4 — — Comparable Segment EBITDA $ 1,548 $ 157 $ 58 $ (55) 2019 YTD FMS SCS DTS CSS/ELIMS Net segment earnings $ 2 $ 86 $ 52 $ (111) Income taxes 8 27 11 5 Non-operating pension costs (1) — — — 20 Other items impacting comparability (1) — — — 9 EBT 10 113 63 (77) Interest expense / (income) 180 1 (2) — Depreciation 1,306 33 3 1 Losses from used vehicle fair value adjustments 68 — — — Amortization 2 4 — — Comparable Segment EBITDA $ 1,566 $ 150 $ 64 $ (76) Note: Amounts may not be additive due to rounding. (1) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. © 2020 Ryder System, Inc. 23 All Rights Reserved

ChoiceLease Fleet Count - Active Fleet Change September September ChoiceLease 30, 2020 30, 2019 2020 / 2019 Average Active Vehicles (1) 144,100 145,200 (1)% Revenue per Average Active Vehicle (2) $ 5,500 $ 5,300 4% End of Period Active Vehicles 143,400 146,000 (2)% (1) Active ChoiceLease vehicles are those units that earned revenue during the period, and are not classified as not yet earning or no longer earning units. (2) Calculated based on the quarterly ChoiceLease revenue. © 2020 Ryder System, Inc. 24 All Rights Reserved

Key Financial Statistics Note: Amounts may not be additive due to rounding. NM - Not Meaningful (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the second quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations. (2) Earnings in YTD20 and YTD19 included $405M and $266M of depreciation expense, respectively, from the impact of policy and accelerated depreciation due to 2020 and 2019 residual values estimate changes. © 2020 Ryder System, Inc. 25 All Rights Reserved

Business Segments NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs and other items impacting comparability. © 2020 Ryder System, Inc. 26 All Rights Reserved

Business Segments NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs and other items impacting comparability © 2020 Ryder System, Inc. 27 All Rights Reserved

Fleet Management Solutions (FMS) NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the second quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations. © 2020 Ryder System, Inc. 28 All Rights Reserved

Fleet Management Solutions (FMS) NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the second quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations. © 2020 Ryder System, Inc. 29 All Rights Reserved

Supply Chain Solutions (SCS) * Note: Amounts may not be additive due to rounding. * 3Q20 SCS EBT includes $1M positive year-over-year impact due to a declining impact associated with prior residual value changes on vehicles used by SCS. © 2020 Ryder System, Inc. 30 All Rights Reserved

Supply Chain Solutions (SCS) * 2020 SCS EBT includes $7M negative year-over-year impact due to additional depreciation expense from prior residual values estimate changes on vehicles used by SCS. © 2020 Ryder System, Inc. 31 All Rights Reserved

Dedicated Transportation Solutions (DTS) * DTS EBT includes $5M positive year-over-year impact due to a declining impact associated with prior residual value changes on vehicles used by DTS and a one-time benefit from a contract termination. © 2020 Ryder System, Inc. 32 All Rights Reserved

Dedicated Transportation Solutions (DTS) * DTS EBT includes $5M negative year-over-year impact due to additional depreciation expense from prior residual values estimate changes on vehicles used by DTS. © 2020 Ryder System, Inc. 33 All Rights Reserved

Central Support Services (CSS) Note: Amounts may not be additive due to rounding. © 2020 Ryder System, Inc. 34 All Rights Reserved

Balance Sheet Note: Amounts may not be additive due to rounding. © 2020 Ryder System, Inc. 35 All Rights Reserved

Asset Management (US Only) Asset Management (US Only) © 2020 Ryder System, Inc. 36 All Rights Reserved

Non-GAAP Financial Measures

This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Operating Revenue Measures:		
Operating Revenue	Total Revenue	Key Financial Statistics
FMS Operating Revenue, SCS Operating Revenue and DTS Operating Revenue	FMS Total Revenue, SCS Total Revenue and DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
FMS EBT as a % of FMS Operating Revenue, SCS EBT as a % of SCS Operating Revenue, and DTS EBT as a % of DTS Operating Revenue	FMS EBT as a % of FMS Total Revenue, SCS EBT as a % of SCS Total Revenue, and DTS EBT as a % of DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
Comparable Earnings Measures:		
Comparable Earnings (Loss) and Comparable EPS	Earnings (Loss) and EPS from Continuing Operations	Earnings (Loss) and EPS from Continuing Operations Reconciliation
Comparable Earnings (Loss) Before Income Tax and Comparable Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation
Adjusted Return on Equity	Not Applicable. However, the non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average equity is provided in the following reconciliations.	Adjusted Return on Equity Reconciliation
Adjusted Return on Capital (ROC) and Adjusted ROC Spread	Not Applicable. However, non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided.	Adjusted Return on Capital Reconciliation
Comparable Earnings (Loss) Before Interest, Taxes, Depreciation and Amortization - (EBITDA)	Earnings (Loss) from Continuing Operations	Comparable EBITDA Reconciliation
FMS Comparable EBITDA, SCS Comparable EBITDA, and DTS Comparable EBITDA **	FMS Net Segment Earnings, SCS Net Segment Earnings, and DTS Net Segment Earnings	Comparable Segment EBITDA
Cash Flow Measures:		
Total Cash Generated and Free Cash Flow	Cash Provided by Operating Activities	Cash Flow Reconciliation

**We believe comparable segment EBITDA provides investors with useful information, as it is a standard measure commonly reported and widely used by analysts, investors and other interested parties to measure financial performance by segment.

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(1) Earnings (Loss) and EPS from Continuing Operations Reconciliation Note: Amounts may not be additive due to rounding. 1. The reconciliation of the EBT and Tax Rate for these items are included on next slide. © 2020 Ryder System, Inc. 38 All Rights Reserved

Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation (1) YTD 2020 tax rates reflect a benefit for the period. (2) The comparable provision for income taxes is computed using the same methodology as the GAAP provision for income taxes. Income tax effects of non-GAAP adjustments are calculated based on the statutory tax rates of the jurisdiction to which the non-GAAP adjustments relate. © 2020 Ryder System, Inc. 39 All Rights Reserved

Adjusted Return on Equity Reconciliation (1) ($ Millions) 3Q20 3Q19 Net earnings (2) $ (201) $ 141 Other items impacting comparability (7) 96 13 Income taxes (3) (85) 54 Adjusted earnings before income taxes (190) 209 Adjusted income taxes (4) 86 (74) Adjusted net earnings [A] $ (104) $ 135 Average total shareholders' equity (5) $ 2,301 $ 2,546 Average adjustments to shareholders' equity (6) 43 16 Adjusted average total equity [B] $ 2,344 $ 2,562 Adjusted Return on Equity [A]/[B] (4.4)% 5.3% 1. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. 2. Earnings calculated based on a 12-month rolling period. 3. Includes income taxes on discontinued operations. 4. Adjusted income taxes represents the tax provision on adjusted earnings before income taxes. 5. The average is calculated based on the GAAP balances. 6. Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. 7. Other items impacting comparability are comprised of the following: 3Q20 3Q19 Restructuring and other, net $ 65.4 $ 17.6 Gain on sale of property (3.7) (18.6) ERP implementation costs 34.7 14.3 Other items impacting comparability $ 96.4 $ 13.3 © 2020 Ryder System, Inc. 40 All Rights Reserved

Adjusted Return on Capital Reconciliation (1)

($ Millions)

	3Q20	3Q19
Net earnings / (loss) (2)	$ (201)	$ 141
Other items impacting comparability (3)	96	13
Income taxes (4)	(85)	54
Adjusted earnings before income taxes	(190)	209
Adjusted interest expense (5)	255	230
Adjusted income taxes (6)	36	(131)
Adjusted net earnings / (loss) [A]	$ 102	$ 309
Average total debt (7)	$7,886	$7,106
Average total shareholders' equity (7)	2,301	2,546
Average adjustments to shareholders' equity (8)	43	16
Adjusted average total capital [B]	$10,230	$9,668
Adjusted return on capital [A]/[B]	1.0 %	3.2 %
Weighted average cost of capital	4.5 %	4.6 %
Adjusted return on capital spread (9)	(3.5)%	(1.4)%

1. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided on this slide.
2. Earnings calculated based on a 12-month rolling period.
3. Other items impacting comparability are discussed in our Adjusted Return on Equity Reconciliation.
4. Includes income taxes on discontinued operations.
5. Interest expense includes interest on off-balance sheet vehicle obligations.
6. Adjusted income taxes represents the tax provision on adjusted earnings before income taxes and adjusted interest expense.
7. The average is calculated based on the average GAAP balances.
8. Represents comparable earnings items for those periods.
9. Represents the adjusted return on capital vs. cost of capital (trailing 12 months).

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Comparable EBITDA Reconciliation(1) ($ Millions) Three months ended September 30, Nine months ended September 30, 2020 2019 2020 2019 Earnings (loss) from continuing operations $ 45.1 $ (91.5) $ (137.7) $ 29.8 Provision for income taxes 9.7 0.3 (15.9) 50.2 Earnings (loss) before income taxes from continuing operations 54.8 (91.3) (153.6) 80.0 Non-operating pension costs 7.2 6.9 9.4 20.1 Restructuring and other, net 13.8 5.2 43.8 13.8 ERP implementation costs 5.8 6.1 27.1 13.6 Gains on sale of properties (3.7) — (3.7) (18.6) Comparable earnings (loss) before income taxes 77.8 (73.0) (77.1) 108.8 Interest expense 62.6 62.5 192.5 178.6 Depreciation 496.1 574.7 1,552.3 1,342.7 Losses from used vehicle fair value adjustments 1.9 25.9 34.5 67.9 Amortization 1.9 2.1 5.9 6.3 Comparable EBITDA $ 640.3 $ 592.2 $ 1,708.1 $ 1,704.3 1. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide. Note: Amounts may not be additive due to rounding. © 2020 Ryder System, Inc. 42 All Rights Reserved

Free Cash Flow Reconciliation © 2020 Ryder System, Inc. 43 All Rights Reserved

© 2020 Ryder System, Inc. 44 All Rights Reserved